Exhibit 99.1

Xethanol Names Three Board Members

NEW YORK—Xethanol Corporation (AMEX: XNL), a biotechnology-driven ethanol company, today announced that Mr. David R. Ames, Mr. William P. Behrens and Mr. Marc J. Oppenheimer have been elected to its Board of Directors.

Mr. Ames currently serves at the Chairman and CEO of Alterna Energy, which he co-founded as an answer to the peaking of the petroleum supply curve. In addition, he is an active venture capital investor in alternative energy technologies, processes and services. He is a member of the National Ethanol Vehicle Coalition (NEVC), where he is aggressively bringing political and business leaders together with industry and scientific leaders to focus on the alternative energy marketplace. In 1999, as Founder, Chairman, President and Chief Executive Officer of Convergence.com, Ames successfully merged the company with C-COR Inc. (CCBL-OTC), founded in 1953. Prior to forming Convergence.com, Ames advised Fortune 500 companies including Digital Equipment Corporation and Kodak.

Mr. Behrens serves as the Vice Chairman at Northeast Securities where he has build a significant presence in private-client advisory services and institutional brokerage. He joined Northeast Securities with over 30 years of experience from Ernst & Company, most recently as Chairman and CEO of Investec Ernst & Company (a wholly owned subsidiary of Investec Group, Ltd.). Behrens currently serves as an Official for the American Stock Exchange and also served as a member of the Self-Regulatory Organizations Task Force on Options Reform and on committees for the FISC, American Stock Exchange, NSCC and NASD.

Mr. Oppenheimer most recently served as the Executive Vice President at Kenmar Global Investment Management, Inc. and the Managing Director of Kenmar-Nihon Venture Capital, LLC. Kenmar is a global asset management firm managing $2.4 billion in alternative assets. Prior to Kenmar, Oppenheimer was the President and Chief Executive Officer at Crystallex International Corporation, a publicly-traded gold mining company, which is part of the S&P/TSX Composite Index. He also has experience from Concord Camera Corporation, Midlantic National Bank, Superior Steel, Inc. and The Chase Manhattan Bank, N.A. He currently serves on the boards of Crystallex International Corporation and IDT Corporation, a multi-billion dollar global telecommunications company traded on the NYSE.

Louis Bernstein, interim CEO of Xethanol, commented, "These gentlemen bring diverse and extensive business experience to Xethanol, and their joining our Board constitutes a strong vote of confidence in our business model. We are extremely fortunate to have them join the Xethanol board. Their depth of experience in finance, communications, public policy and business development will help Xethanol move to the next level consistent with our growth strategy." Marc Goodman and Richard Ritchie, previously serving on Xethanol's board since 2005, have resigned for personal reasons. Xethanol is extremely grateful to Messrs. Goodman and Ritchie for their valuable contributions and dedicated service during their service on its Board.

XETHANOL Engages Northeast Securities, Inc.

Xethanol has engaged Northeast Securities, Inc to assist the Company in various corporate matters including advice relating to general capital raising, mergers and acquisition matters, recommendations relating to business operations and strategic planning. Xethanol interim CEO Louis Bernstein said, "A key objective for Northeast will be to augment our existing efforts to raise the debt capital to support our previously announce Blairstown and Augusta expansion. Indeed Xethanol is fortunate to be able to draw upon Northeast's expertise and proven track record as we continue to implement our business plan." Northeast Securities acted as Xethanol's placement agent in April 2006 when the Company raised over $34 million.

About Xethanol Corporation

Xethanol Corporation has the opportunity to be the leader in the emerging biomass-to-biofuels industry. Xethanol's mission is to optimize the use of biomass in the renewable energy field and convert biomass that is currently being abandoned or land filled into ethanol and other valuable co-products, especially xylitol. Xethanol's strategy is to deploy proprietary biotechnologies that will extract and ferment the sugars trapped in these biomass waste concentrations. Xethanol's strategic value proposition is to produce ethanol and co-products cost effectively with ethanol plants located closer to biomass sources. For more information about Xethanol, please visit its website at http://www.xethanol.com. To receive information on Xethanol in the future, please click on the following link: http://www.xethanol.com/alerts.htm?b=1387&l=1.

Forward-Looking statements

Certain matters discussed in this press release are "forward-looking statements." These forward-looking statements can generally be identified as such because the context of the statement will include words such as "expects", "should", "believes", "anticipates", or words of similar import. Similarly, statements that describe Xethanol's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the financial performance of Xethanol, which could cause actual results to differ materially from those currently anticipated. Although Xethanol believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release, and Xethanol does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.